Definition of Terms in Fund Name	Jul. 07, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the financials sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The initial universe consists of stocks that trade on a U.S. stock exchange either directly or through an ADR (American Depositary Receipt). Companies with a history of paying a consistent dividend are favored. The Sponsor evaluates each company’s price to earnings to growth ratio (which is a stock’s price to earnings (“P/E”) ratio divided by the growth rate of its earnings) to determine a stock’s true value.

Portfolio criteria:

•	Market capitalization greater than $1 billion;
•	Estimated current year P/E ratio less than or equal to 18;
•	An indicated dividend yield of greater than or equal to 1%;
•	A current price at or above $10.

These screens are designed to identify stocks with a low P/E ratio, growing earnings and the ability to maintain or increase dividends. The final 20 stocks selected for the portfolio, are those that, in our opinion, best satisfy the noted screens, trade at attractive valuations and are likely to exceed market expectations. The Sponsor consider these stocks to be “fundamental leaders.”

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities, emerging and/or developing market companies, and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.